Restructuring and Other Costs	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
RESTRUCTURING COSTS
During 2017, we recorded net pre-tax restructuring costs totaling $253 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(dollars in millions)
Otis	$50
UTC Climate, Controls & Security	111
Pratt & Whitney	5
UTC Aerospace Systems	80
Eliminations and other	7
Total	$253

Restructuring charges incurred in 2017 primarily relate to actions initiated during 2017 and 2016, and were recorded as follows:

(dollars in millions)
Cost of sales	$119
Selling, general & administrative	134
Total	$253

2017 Actions. During 2017, we recorded net pre-tax restructuring costs totaling $176 million for restructuring actions initiated in 2017, consisting of $70 million in cost of sales and $106 million in selling, general and administrative expenses. The 2017 actions relate to ongoing cost reduction efforts, including workforce reductions and consolidation of field operations.
We are targeting to complete in 2018 and 2019 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2017. No specific plans for significant other actions have been finalized at this time. The following table summarizes the accrual balances and utilization by cost type for the 2017 restructuring actions:

(dollars in millions)	Severance	Facility Exit, Lease Termination & Other Costs	Total
Net pre-tax restructuring costs	$160	$16	$176
Utilization and foreign exchange	(76)	(15)	(91)
Balance at December 31, 2017	$84	$1	$85

The following table summarizes expected, incurred and remaining costs for the 2017 restructuring actions by segment:

(dollars in millions)	Expected Costs	Cost Incurred During 2017	Remaining Costs at December 31, 2017
Otis	$79	$(43)	$36
UTC Climate, Controls & Security	87	(76)	11
Pratt & Whitney	7	(7)	—
UTC Aerospace Systems	118	(43)	75
Eliminations and other	7	(7)	—
Total	$298	$(176)	$122

2016 Actions. During 2017, we recorded net pre-tax restructuring costs totaling $57 million for restructuring actions initiated in 2016, consisting of $22 million in cost of sales and $35 million in selling, general and administrative expenses. The 2016 actions relate to ongoing cost reduction efforts, including workforce reductions and the consolidation of field operations. The following table summarizes the accrual balances and utilization by cost type for the 2016 restructuring actions:

(dollars in millions)	Severance	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2017	$63	$46	$109
Net pre-tax restructuring costs	34	23	57
Utilization and foreign exchange	(65)	(17)	(82)
Balance at December 31, 2017	$32	$52	$84

The following table summarizes expected, incurred and remaining costs for the 2016 programs by segment:

(dollars in millions)	Expected Costs	Costs Incurred During 2016	Costs Incurred During 2017	Remaining Costs at December 31, 2017
Otis	$57	$(48)	$(5)	$4
UTC Climate, Controls & Security	79	(45)	(21)	13
Pratt & Whitney	118	(118)	—	—
UTC Aerospace Systems	79	(31)	(31)	17
Total	$333	$(242)	$(57)	$34

2015 and Prior Actions. During 2017, we recorded net pre-tax restructuring costs totaling $20 million for restructuring actions initiated in 2015 and prior. As of December 31, 2017, we have approximately $43 million of accrual balances remaining related to 2015 and prior actions.